FOURTH AMENDMENT TO
MANAGEMENT SERVICES AGREEMENT
This Fourth Amendment to Management Services Agreement (this “Amendment”), effective as of March 9, 2016, is between SPH Services, Inc. (“SPH Services”), a Delaware corporation having an office at 590 Madison Avenue, 32nd Floor, New York, New York 10022, and Steel Excel, Inc. (the “Company”), a Delaware corporation having an office at 1133 Westchester Avenue, Suite N222, White Plains, New York 10604.
RECITALS
WHEREAS, the Company and SP Corporate Services LLC (“SP Corporate”), a Delaware limited liability company, are parties to that certain Amended and Restated Management Services Agreement, dated as of August 1, 2012, as further amended (the “Services Agreement”), whereby SP Corporate furnishes the Company and its subsidiaries with certain Services.
WHEREAS, SP Corporate wishes to assign its rights and responsibilities under the Services Agreement to SPH Services, its parent company, and SPH Services wishes to assume such rights and responsibilities.
WHEREAS, the parties desire to amend the Services Agreement to have SPH Services furnish the Services to the Company.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Defined Terms. Defined terms used but not defined in this Amendment are as defined in the Services Agreement.
1.    References to SP Corporate. All references to “SP Corporate” in the Services Agreement shall be amended to refer to “SPH Services.”
2.    Confirmation of Agreement. All other terms of the Services Agreement shall remain in full force and effect
3.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
[Signature Page Follows]
The parties have duly executed this Amendment as of the date first above written.

SPH SERVICES, INC.

By:	/s/ James F. McCabe Jr.
	Name:	James F. McCabe Jr.
	Title:	Chief Financial Officer

STEEL EXCEL INC.

By:	/s/ James F. McCabe Jr.
	Name:	James F. McCabe Jr.
	Title:	Chief Financial Officer

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